                                                                  EXHIBIT 99.d16

                               AMENDMENT NO. 5 TO
                      MANAGEMENT AGREEMENT (ADVISOR CLASS)

     THIS AMENDMENT NO. 5 TO MANAGEMENT  AGREEMENT (ADVISOR CLASS) is made as of the 1st day of May,  2004,  by and  between  each of the  registered  investment companies that have executed this Amendment below (the "Companies") and American
Century  Investment  Management,  Inc., a Delaware  corporation (the "Investment
Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS,  the Companies  (other than American Century  Quantitative  Equity
Funds, Inc., a Maryland  corporation  ("ACQEF,  Inc.")) are parties to a certain
Management  Agreement  (Advisor  Class) dated August 1, 1997,  amended,  June 1,
1998,  September 16, 2000, August 1, 2001, December 3, 2001 and July 1, 2002(the
"Agreement");

     WHEREAS, Companies and Investment Manager now desire to amend the Agreement to add ACQEF, Inc. as a party thereto;

     NOW,  THEREFORE,  IN  CONSIDERATION  of the mutual  promises and agreements herein contained, the parties agree as follows:

     1.   Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their  entirety and inserting in lieu therefor the
          Exhibits A, B, C and D attached hereto.

     2.   After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 5.

     3.   In the event of a conflict between the terms of this Amendment and the
          Agreement,  it is the  intention of the parties that the terms of this
          Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the  provisions of the  Agreement  have not been amended by this  Amendment,  the parties hereby confirm and ratify the
          Agreement.

     4.   Except as expressly supplemented,  amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain  unamended and shall continue to be in full force and effect.

     IN WITNESS  WHEREOF,  the parties have caused this Amendment to be executed by their respective duly authorized  officers as of the day and year first above written.

AMERICAN CENTURY INVESTMENT              AMERICAN CENTURY CALIFORNIA TAX-FREE
MANAGEMENT, INC.                           AND MUNICIPAL FUNDS
                                         AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                         AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                         AMERICAN CENTURY INVESTMENT TRUST
                                         AMERICAN CENTURY MUNICIPAL TRUST
                                         AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                                         AMERICAN CENTURY TARGET MATURITIES TRUST
                                         AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.

By:     /s/ David C. Tucker              By:     /s/ Charles C. S. Park
        ----------------------------             -------------------------------
Name:   David C. Tucker                  Name:   Charles C.S. Park
Title:  Senior Vice President            Title:  Vice President of each

Attest: /s/ Otis H. Cowan                Attest:  /s/ Otis H. Cowan
        -----------------------------             ------------------------------
Name:   Otis H. Cowan                    Name:    Otis H. Cowan
Title:  Assistant Secretary              Title:   Assistant Secretary of each

                                    EXHIBIT A

         REGISTERED INVESTMENT COMPANIES SUBJECT TO MANAGEMENT AGREEMENT

Registered Investment Company and Funds                               Date
---------------------------------------                               ----

AMERICAN CENTURY GOVERNMENT INCOME TRUST
     Ginnie Mae Fund (formerly GNMA Fund)                       August 1, 1997
     Government Agency Money Market Fund                        August 1, 1997
     Government Bond Fund (formerly Long-Term Treasury Fund)    August 1, 1997
     Short-Term Government Fund                                 August 1, 1997
     Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted
       Treasury Fund)                                           August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
     International Bond Fund                                    August 1, 1997

AMERICAN CENTURY INVESTMENT TRUST
     Prime Money Market Fund                                    June 1, 1998
     Diversified Bond Fund                                      August 1, 2001
     High-Yield Fund                                            July 1, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
     Equity Growth Fund                                         May 1, 2004
     Global Gold Fund                                           May 1, 2004
     Income & Growth Fund                                       May 1, 2004
     Small Company Fund                                         May 1, 2004
     Utilities Fund                                             May 1, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
     Target 2005 Fund                                           August 1, 1997
     Target 2010 Fund                                           August 1, 1997
     Target 2015 Fund                                           August 1, 1997
     Target 2020 Fund                                           August 1, 1997
     Target 2025 Fund                                           August 1, 1997
     Target 2030 Fund                                           September 16, 2000

Dated:  May 1, 2004

                                      A-1

                                    EXHIBIT B

                          SERIES INVESTMENT CATEGORIES

Investment Category                 Series
-------------------                 ------

MONEY MARKET FUNDS                  Government Agency Money Market Fund
                                    Prime Money Market Fund

BOND FUNDS                          Ginnie Mae Fund (formerly GNMA Fund)
                                    International Bond Fund
                                    Government Bond Fund
                                      (formerly Long-Term Treasury Fund)
                                    Short-Term Government Fund
                                    Inflation-Adjusted Bond Fund
                                     (formerly Inflation-Adjusted
                                    Treasury Fund)
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund

EQUITY FUNDS                        Equity Growth Fund
                                    Global Gold Fund
                                    Income & Growth Fund
                                    Small Company Fund
                                    Utilities Fund

Dated:  May 1, 2004

                                      B-1

                                    EXHIBIT C

              INVESTMENT CATEGORY FEE SCHEDULES: MONEY MARKET FUNDS

                                SCHEDULE 1 FUNDS:
                       Government Agency Money Market Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2500%
                  Next $1 billion                    0.2070%
                  Next $3 billion                    0.1660%
                  Next $5 billion                    0.1490%
                  Next $15 billion                   0.1380%
                  Next $25 billion                   0.1375%
                  Thereafter                         0.1370%

                                SCHEDULE 2 FUNDS:
                                      None
                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2700%
                  Next $1 billion                    0.2270%
                  Next $3 billion                    0.1860%
                  Next $5 billion                    0.1690%
                  Next $15 billion                   0.1580%
                  Next $25 billion                   0.1575%
                  Thereafter                         0.1570%

                                SCHEDULE 3 FUNDS:
                             Prime Money Market Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3700%
                  Next $1 billion                    0.3270%
                  Next $3 billion                    0.2860%
                  Next $5 billion                    0.2690%
                  Next $15 billion                   0.2580%
                  Next $25 billion                   0.2575%
                  Thereafter                         0.2570%

                                SCHEDULE 4 FUNDS:
                                      none

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2300%
                  Next $1 billion                    0.1870%
                  Next $3 billion                    0.1460%
                  Next $5 billion                    0.1290%
                  Next $15 billion                   0.1180%
                  Next $25 billion                   0.1175%
                  Thereafter                         0.1170%

                                      C-1

                  INVESTMENT CATEGORY FEE SCHEDULES: BOND FUNDS

                                SCHEDULE 1 FUNDS:
             Government Bond Fund (formerly Long-Term Treasury Fund)
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted Treasury Fund)

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.2800%
                  Next $1 billion                    0.2280%
                  Next $3 billion                    0.1980%
                  Next $5 billion                    0.1780%
                  Next $15 billion                   0.1650%
                  Next $25 billion                   0.1630%
                  Thereafter                         0.1625%

                                SCHEDULE 2 FUNDS:
                                      None

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3100%
                  Next $1 billion                    0.2580%
                  Next $3 billion                    0.2280%
                  Next $5 billion                    0.2080%
                  Next $15 billion                   0.1950%
                  Next $25 billion                   0.1930%
                  Thereafter                         0.1925%

                                SCHEDULE 3 FUNDS:
                      Ginnie Mae Fund (formerly GNMA Fund)
                           Short-Term Government Fund

                                Target 2005 Fund
                                Target 2010 Fund
                                Target 2015 Fund
                                Target 2020 Fund
                                Target 2025 Fund
                                Target 2030 Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.3600%
                  Next $1 billion                    0.3080%
                  Next $3 billion                    0.2780%
                  Next $5 billion                    0.2580%
                  Next $15 billion                   0.2450%
                  Next $25 billion                   0.2430%
                  Thereafter                         0.2425%

                                      C-2

            INVESTMENT CATEGORY FEE SCHEDULES: BOND FUNDS (CONTINUED)

                                SCHEDULE 4 FUNDS:
                             International Bond Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.6100%
                  Next $1 billion                    0.5580%
                  Next $3 billion                    0.5280%
                  Next $5 billion                    0.5080%
                  Next $15 billion                   0.4950%
                  Next $25 billion                   0.4930%
                  Thereafter                         0.4925%

                                SCHEDULE 5 FUNDS:
                              Diversified Bond Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.4100%
                  Next $1 billion                    0.3580%
                  Next $3 billion                    0.3280%
                  Next $5 billion                    0.3080%
                  Next $15 billion                   0.2950%
                  Next $25 billion                   0.2930%
                  Thereafter                         0.2925%

                                SCHEDULE 6 FUNDS:
                                 High-Yield Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.6600%
                  Next $1 billion                    0.6080%
                  Next $3 billion                    0.5780%
                  Next $5 billion                    0.5580%
                  Next $15 billion                   0.5450%
                  Next $25 billion                   0.5430%
                  Thereafter                         0.5425%

                                      C-3

                      CATEGORY FEE SCHEDULES: EQUITY FUNDS

                                SCHEDULE 1 FUNDS:
                               Equity Growth Fund
                                Global Gold Fund
                              Income & Growth Fund
                                 Utilities Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.5200%
                  Next $5 billion                    0.4600%
                  Next $15 billion                   0.4160%
                  Next $25 billion                   0.3690%
                  Next $50 billion                   0.3420%
                  Next $150 billion                  0.3390%
                  Thereafter                         0.3380%

                                SCHEDULE 2 FUNDS:
                               Small Company Fund

                  Category Assets                    Fee Rate
                  ---------------                    --------
                  First $1 billion                   0.7200%
                  Next $5 billion                    0.6600%
                  Next $15 billion                   0.6160%
                  Next $25 billion                   0.5690%
                  Next $50 billion                   0.5420%
                  Next $150 billion                  0.5390%
                  Thereafter                         0.5380%

Dated:  May 1, 2004

                                       C-4

                                    EXHIBIT D

                              COMPLEX FEE SCHEDULE

                  Complex Assets                     Fee Rate
                  --------------                     --------
                  First $2.5 billion                 0.0600%
                  Next $7.5 billion                  0.0500%
                  Next $15.0 billion                 0.0485%
                  Next $25.0 billion                 0.0470%
                  Next $50.0 billion                 0.0460%
                  Next $100.0 billion                0.0450%
                  Next $100.0 billion                0.0440%
                  Next $200.0 billion                0.0430%
                  Next $250.0 billion                0.0420%
                  Next $500.0 billion                0.0410%
                  Thereafter                         0.0400%

Dated:  May 1, 2004

                                      D-1